UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2024

Ellington Residential Mortgage REIT
(Exact name of registrant specified in its charter)

Maryland	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 698-1200

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value per share	EARN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.
In connection with the revocation of the election of Ellington Residential Mortgage REIT (the "Company") to be taxed as a real estate investment trust for U.S. federal income tax purposes (“REIT”) (as discussed below), the Board of Trustees of the Company (the “Board”) unanimously approved Amendment No. 1 to the Fifth Amended and Restated Management Agreement, dated as of April 1, 2024 (the “Amendment”) with Ellington Residential Mortgage Management LLC, a Delaware limited liability company (the "Manager"), which removes certain provisions related to the Company’s qualification and maintenance of REIT status from Section 2 (Appointment and Duties of the Manager) of and the Investment Guidelines attached as Exhibit A to the Fifth Amended and Restated Management Agreement, dated as of March 13, 2018, by and between the Company and the Manager (the "Management Agreement" and, as amended by the Amendment, the "Amended Management Agreement").
The Amended Management Agreement is effective as of April 1, 2024. The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, a copy of which is as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On March 29, 2024, the Company revoked its election to be taxed as a REIT pursuant to section 856(c)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), for the taxable year beginning on January 1, 2024. Pursuant to the Company’s charter (the "Charter"), the restrictions on transfer and ownership of shares set forth in Article VII of the Charter cease to be in effect when the Company is no longer treated as a REIT under the Code and, accordingly, the Company’s shares will no longer be subject to such restrictions.
The Company also announced that the Board has approved changing the Company’s name to Ellington Credit Corporation, with an effective date to be determined later, but that it will retain its ticker 'EARN' on the New York Stock Exchange (the "NYSE"). In connection therewith, the Board expects to approve the Articles of Amendment (the “Charter Amendment”) to the Charter and an amended and restatement of the Company’s Second Amended and Restated Bylaws for the sole purpose of effectuating the name change. The Charter Amendment will be filed with the State Department of Assessments and Taxation of Maryland at a later date.
Item 7.01. Regulation FD Disclosure.
Press Release
On April 1, 2024, the Company issued a press release announcing, among other things, that the Board has unanimously approved a strategic transformation of the Company's investment strategy to focus on corporate collateralized loan obligations (“CLOs”), and in connection therewith, the revocation of the Company’s REIT election. The Company also announced that it intends to convert, later this year, to a closed end fund registered under the Investment Company Act of 1940, as amended, that would be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the "RIC Conversion"). The RIC Conversion will be subject to certain conditions, including obtaining shareholder approval of certain matters relating to the RIC conversion.
The Company also announced that it plans to reschedule its 2024 annual meeting of shareholders, which the Company expected to hold on Friday May 17, 2024, to later this year, in light of the strategic transformation. Until it completes the RIC Conversion, the Company will operate as a taxable C Corporation. As a C Corporation, the Company will generally be subject to U.S. federal and state income taxes on its taxable income. The Company plans to take advantage of its significant existing net operating loss carryforwards ("NOLs") to offset the majority of any U.S. federal taxable liability, and a portion of any state income tax liability, incurred on future taxable income it may generate while operating as a C Corporation. Additionally, the Company announced that it expects to change its name from "Ellington Residential Mortgage REIT" to “Ellington Credit Corporation,” but plans to retain its current New York Stock Exchange ticker, 'EARN'.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
Investor Presentation
On April 1, 2024, the Company posted to its website, www.earnreit.com, under "For Investors--Presentations" an investor presentation relating to these actions (the "Investor Presentation"). A copy of the Investor Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibits 99.1 and 99.2, will not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 7.01, including Exhibits 99.1 and 99.2, is not intended to, and does not, constitute a determination or admission by the Company that the information in this Item 7.01, including Exhibits 99.1 and 99.2, is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.
Exhibits 99.1 and 99.2 to this Current Report on Form 8-K may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal securities law. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, as well as those described under Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other documents that the Company has filed with the Securities and Exchange Commission (the “SEC”). The Company does not intend to update these statements unless required by the securities laws to do so, and the Company undertakes no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.
Item 8.01. Other Events.
Risk Factor Updates and Supplemental Risk Factors
The Company is also filing this Current Report on Form 8-K to provide an update on the priority of reading the risk factors in its Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 12, 2024 (the "Form 10-K") and to add certain supplemental risk factors related to the revocation of the Company's REIT election and the Company’s intention to convert to a registered closed end fund to be treated as a RIC later in 2024 (the “Supplemental Risk Factors”). The updates and Supplemental Risk Factors are attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.
Updates to Business Disclosure
The Company is also filing this Current Report on Form 8-K to provide an update to certain of the disclosures in "Part I—Item 1. Business" in its Form 10-K. The updates are attached as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.
Updated Material U.S. Federal Income Tax Disclosure
The discussion under the heading “Material U.S. Federal Income Tax Considerations” in Exhibit 99.5 to this Current Report on Form 8-K, which is incorporated herein by reference, supersedes and replaces in its entirety the discussion under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated November 7, 2023, which is a part of the Company’s Registration Statement on Form S-3 (File No. 333-275162) filed with the SEC on November 1, 2023 and which is also attached to the prospectus supplement dated November 14, 2023, filed by the Company with the SEC pursuant to Rule 424(b) of the Securities Act.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

10.1
Amendment No. 1 to the Fifth Amended and Restated Management Agreement, dated as of April 1, 2024, by and between Ellington Residential Mortgage REIT, a Maryland real estate investment trust, and Ellington Residential Mortgage Management LLC, a Delaware limited liability company

99.1	Press Release dated April 1. 2024
99.2	Investor Presentation
99.3	Risk Factor Updates and Supplemental Risk Factors
99.4	Updates to Business Disclosure
99.5	Updated Material U.S. Federal Income Tax Disclosure
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K (including the exhibits hereto, this "Form 8-K") contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements or from our beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek," or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Examples of forward-looking statements in this Form 8-K include, without limitation, our intention to pivot our investment strategy to focus on CLOs, our intention to build upon our current CLO portfolio, our intention to convert to a registered closed end fund to be treated as a RIC, our beliefs regarding the current economic and investment environment, our ability to implement our investment and hedging strategies, volatility and its impact on us, the performance of our investment and hedging strategies, our ability to implement our new strategy following our decision to revoke our REIT election, our ability to use NOLs in the future to offset taxable income, our expectations regarding the CLO market generally and our CLO investments, including relating to the CLO market being inefficient and our ability to take advantage of these inefficiencies to drive earnings growth with lower leverage, our ability to grow book value per share over time and unlock additional value for our shareholders, our expectations regarding the costs associated with the conversion to a RIC, including the transitioning of the investment portfolio, our ability to expand our valuation multiple, open more channels for growth, and enhance our access to the capital markets, the expected returns from our CLO investments, and our intention to change our name to Ellington Credit Corporation. The following factors are examples of those that could cause actual results to vary from those stated or implied by our forward-looking statements: changes in interest rates and the market value of our investments, market volatility, changes in the default rates or corporate loans, our ability to borrow to finance our assets, changes in government regulations affecting our business, our ability to maintain our exclusion from registration under the Investment Company Act of 1940, our ability to pivot our investment strategy to focus on CLOs, a deterioration in the CLO market, our ability to utilize our NOLs, our ability to convert to a closed end fund/RIC, including our ability to obtain shareholder approval of our conversion to a closed end fund/RIC, and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, as stated above, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K, which can be accessed through the link to our SEC filings under "For Investors" on our website (at www.earnreit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Disclaimer
Nothing in this Form 8-K shall be construed or interpreted as an offer to sell any securities or as soliciting an offer to buy any securities. The information contained in this Form 8-K does not constitute or form part of any offer for sale or subscription of or solicitation or invitation of any offer to buy or subscribe for any securities, nor shall it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever.
Furthermore, this Form 8-K is not a solicitation of votes or proxies. Any such solicitation will only be made pursuant to a proxy statement or other appropriate proxy materials filed with the SEC and labeled as such.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON RESIDENTIAL MORTGAGE REIT

Dated:	April 1, 2024	By:	/s/ Christopher Smernoff
Christopher Smernoff
Chief Financial Officer